Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  January 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-5

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 5-A1.....$     30.09754551   Class 5-M......$      1.11218965
     Class 5-A2.....$      0.00000000   Class 5-B1.....$      1.11218896
     Class 5-A3.....$      0.00000000   Class 5-B2.....$      1.11218949
     Class 5-A4.....$      0.00000000   Class 5-B3.....$      1.11219101
     Class 5-A5.....$      1.11218935   Class 5-B4.....$      1.11219252
     Class 5-A6.....$     39.02464541   Class 5-B5.....$      1.11218937
     Class 5-A7.....$      0.00000000   Class 5-R......$      0.00000000
     Class 5-PO1....$      0.71353872
     Class 5-PO2....$      1.03897226

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 5-A1.....$     29.11218964   Class 5-M......$       0.00000000
     Class 5-A2.....$      0.00000000   Class 5-B1.....$       0.00000000
     Class 5-A3.....$      0.00000000   Class 5-B2.....$       0.00000000
     Class 5-A4.....$      0.00000000   Class 5-B3.....$       0.00000000
     Class 5-A5.....$      1.07577767   Class 5-B4.....$       0.00000000
     Class 5-A6.....$     37.74702749   Class 5-B5.....$       0.00000000
     Class 5-A7.....$      0.00000000   Class 5-R......$       0.00000000
     Class 5-PO1....$      0.69017836
     Class 5-PO2....$      1.00495761

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 5-A1.....$      5.41897727   Class 5-B1.....$       6.22020935
     Class 5-A2.....$      6.25000000   Class 5-B2.....$       6.22020987
     Class 5-A3.....$      6.25000000   Class 5-B3.....$       6.22020935
     Class 5-A4.....$      6.25000000   Class 5-B4.....$       6.22021156
     Class 5-A5.....$      6.22020930   Class 5-B5.....$       6.22024952
     Class 5-A6.....$      5.48917948   Class 5-R......$       0.00000000
     Class 5-A7.....$      0.00000000   Class 5-S1.....$       0.45959875
     Class 5-M......$      6.22020935   Class 5-S2.....$       0.80376508

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:......$       101,512.45

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:........$   440,626,380.65

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:..................             1,659

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                       Class Certificate         Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

          Class 5-A1...................$   26,103,739.53     $       836.94
          Class 5-A2...................$  201,185,712.00     $     1,000.00
          Class 5-A3...................$    6,100,000.00     $     1,000.00
          Class 5-A4...................$    1,950,000.00     $     1,000.00
          Class 5-A5...................$    9,874,448.33     $       994.12
          Class 5-A6...................$  174,102,180.05     $       839.24
          Class 5-A7...................$            0.00     $         0.00
          Class 5-PO1..................$      122,301.61     $       901.80
          Class 5-PO2..................$      495,587.49     $       991.89
          Class 5-M....................$    7,303,203.41     $       994.12
          Class 5-B1...................$    4,868,802.29     $       994.12
          Class 5-B2...................$    3,651,602.20     $       994.12
          Class 5-B3...................$    2,434,401.12     $       994.12
          Class 5-B4...................$      730,320.24     $       994.12

          Class 5-B5...................$    1,704,082.39     $       994.12
          Class 5-R....................$            0.00     $         0.00
          Class 5-S1...................$  119,724,585.96     $       897.80
          Class 5-S2...................$  291,358,137.62     $       893.31

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$            0.00
          unpaid principal balance...........................$            0.00
          number of related mortgage loans...................                0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                   Number *          18      Principal Balance $* 4,683,467.06
               (2)  60-89 days
                   Number             3      Principal Balance $    563,861.32
               (3)  90 days or more
                   Number             0      Principal Balance $          0.00

          (b)  in foreclosure
                   Number             4      Principal Balance $    989,835.05

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):.........................$           0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 5-S1: ........................   0.450277%
          Class 5-S2: ........................   0.322180%

           1.  Senior Percentage for such Distribution Date: ...... 95.38708200%

           2.  Category A-Senior Percentage for such Distribution
               Date:............................................... 10.01564300%

           3.  Category B-Senior Percentage for such Distribution
               Date:............................................... 85.37143800%

           4.  Category A-Percentage for such Distribution Date: .. 10.50000000%

           5.  Category B-Percentage for such Distribution Date: .. 89.50000000%

           6.  Group I Senior Percentage for such Distribution Date:48.38597700%

           7.  Category A-Group I Senior Percentage for such
               Distribution Date: .................................  7.81435200%

           8.  Category B-Group I Senior Percentage for such
               Distribution Date: ................................. 40.57162500%

           9.  Group II Senior Percentage for such Distribution
               Date: .............................................. 47.00110500%

           10. Category A-Group II Senior Percentage for such
               Distribution Date: .................................  2.20129100%

           11. Category B-Group II Senior Percentage for such
               Distribution Date: ................................. 44.79981300%

           12. Category B-Group I Scheduled Distribution Percentage:85.37143800%

           13. Category B-Group II Scheduled Distribution Percentage:0.00000000%

           14. Senior Prepayment Percentage for such Distribution
               Date:...............................................100.00000000%

           15. Category A-Senior Prepayment Percentage
               for such Distribution Date: ........................ 10.50000000%

           16. Category B-Senior Prepayment Percentage
               for such Distribution Date: ........................ 89.50000000%

           17. Group I Senior Prepayment Percentage for such
               Distribution Date: .................................100.00000000%

           18. Category A-Group I Senior Prepayment Percentage for such
               Distribution Date: ................................. 10.50000000%

           19. Category B-Group I Senior Prepayment Percentage for such
               Distribution Date: ................................. 89.50000000%

           20. Group II Senior Prepayment Percentage for such
               Distribution Date: .................................  0.00000000%

           21. Category A-Group II Senior Prepayment Percentage for such
               Distribution Date: .................................  0.00000000%

           22. Category B-Group II Senior Prepayment Percentage for such
               Distribution Date: .................................. 0.00000000%

           23. Junior Percentage for such Distribution Date: ....... 4.61291800%

           24. Junior Prepayment Percentage for such Distribution
               Date: ............................................... 0.00000000%

           25. Subordinate Certificate Writedown Amount for such
               Distribution Date: ..................................$       0.00

     * Due to a large servicing transfer in September 1997, the number of Mortgage Loans 30-59 days delinquent may be inflated due to borrowers sending monthly paymnets to the wrong location or delays by the Company loading the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date after transfer. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.